          STOCKHOLDERS WISHING TO TENDER THEIR SHARES SHOULD USE THIS
                             LETTER OF TRANSMITTAL.

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED SERIES B JUNIOR PARTICIPATING
                        PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                              IMO INDUSTRIES INC.

             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 31, 1997

                                       BY

                              II ACQUISITION CORP.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON WEDNESDAY, AUGUST 27, 1997 UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                 By Mail:                           By Overnight Courier:                            By Hand:
 First Chicago Trust Company of New York   First Chicago Trust Company of New York   First Chicago Trust Company of New York
      Attention: Tenders & Exchanges            Attention: Tenders & Exchanges            Attention: Tenders & Exchanges
        P.O. Box 2569, Suite 4660                       Suite 4680-IMO                   c/o THE DEPOSITORY TRUST COMPANY
        Jersey City, NJ 07303-2569               14 Wall Street, 8(th) Floor                 55 Water Street, DTC TAD
                                                      New York, NY 10005                 Vietnam Veterans Memorial Plaza
                                                                                                New York, NY 10041

                           By Facsimile Transmission:

                                 (201) 222-4720
                                       or
                                 (201) 222-4721

                             Confirm by Telephone:

                                 (201) 222-4707

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if a tender of Shares is to be made by book-entry transfer into the account of First Chicago Trust Company of New York as Depositary (the "Depositary"), at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                ------------------------------------------------

Check Box of Book-Entry Transfer Facility:

     [ ] DTC

     [ ] PDTC

Account Number:                      Transaction Code Number:
              --------------------                         --------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
                                  ----------------------------------------------

   Window Ticket Number (if any):
                                ------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                                                     ---------------------------

   Name of Institution which Guaranteed Delivery:
                                                 -------------------------------

----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                  SHARE CERTIFICATE(S) AND
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                      SHARE(S) TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                 (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF SHARES
                                                               SHARE        REPRESENTED        NUMBER
                                                            CERTIFICATE       BY SHARE       OF SHARES
                                                             NUMBER(S)*   CERTIFICATE(S)*    TENDERED**
                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------
                                                            TOTAL SHARES
----------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A PARTICIPANT IN THE COMPANY'S DIVIDEND REINVESTMENT
    PLAN (THE "DRP") AND WISH TO TENDER SHARES HELD IN YOUR ACCOUNT UNDER THE DRP ("DRP SHARES") AND COMPLETE THE FOLLOWING:

    [ ]  Tender all DRP Shares; or

    [ ]  Number of whole Shares tendered from DRP (if less than all):
    ____________________ .

    A tender of all DRP Shares will include fractional Shares and any Shares credited to the participant's account after the date hereof and prior to the Expiration Date.

IF THE PARTICIPANT AUTHORIZES THE TENDER OF HIS OR HER DRP SHARES, BUT DOES NOT INDICATE THE NUMBER OF SHARES TO BE TENDERED, THE PARTICIPANT WILL BE DEEMED TO HAVE TENDERED ALL DRP SHARES OWNED BY SUCH PARTICIPANT, PURSUANT TO THE DRP.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to II Acquisition Corp., a Delaware corporation ("Purchaser") and an affiliate of Constellation Capital Partners LLC, a private investment firm, the above-described shares of common stock, $1.00 par value per share (the "Shares"), of Imo Industries Inc., a Delaware corporation (the "Company"), and the associated Series B Junior Participating Preferred Stock Purchase Rights (the "Rights;" unless the context otherwise requires, such Rights are deemed to be included in all references to the "Shares"), issued pursuant to the Rights Agreement, dated as of April 30, 1997, as amended, between the Company and First Chicago Trust Company of New York, as Rights Agent, at a purchase price of $7.05 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 31, 1997 (the "Offer to Purchase"), and in this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) and rights declared, paid or issued with respect to the tendered Shares on or after July 31, 1997 and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates for such Shares (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints Philip W. Knisely, John A. Young and Michael G. Ryan, and each of them, or any other designees of Purchaser, as such shareholder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Shares on or after July 31, 1997. Such appointment will be effective upon the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The proxies (or other designees of Purchaser) will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantee or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after September 28, 1997. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN
    HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

    Number of shares represented by the lost or destroyed certificates:

    Please fill in the remainder of this Letter of Transmittal.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility.

   Issue  [ ] check  [ ] certificates to:

   Name:
   --------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   -------------------------------------------------------------------

   -------------------------------------------------------------------

   -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                    (SEE SUBSTITUTE FORM W-9 ON BACK COVER)

  --------------------------------------------------------------------

   Credit Shares tendered by book-entry transfer that are not accepted for payment to (Check One):

   [ ] DTC                                                      [ ] PDTC

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

   Mail  [ ] check  [ ] certificate(s) to:

   Name:
   -------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   -------------------------------------------------------------------

   -------------------------------------------------------------------

   -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                    (SEE SUBSTITUTE FORM W-9 ON BACK COVER)

  --------------------------------------------------------------------

  --------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT:                               SIGN
                             STOCKHOLDERS SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

            X
            --------------------------------------------------------

            X
            --------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

            Dated:
            ---------------------------------------------------

            (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and document transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

            Name(s):
                    ------------------------------------------------

            --------------------------------------------------------
                                 (PLEASE PRINT)

            Capacity (Full Title):
                            ----------------------------------------

            Address:
            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

            Daytime Telephone Number: (        )
                                     -------------------------------
                                 (AREA CODE)

            Tax Identification or Social Security No.:
                                           -------------------------
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

            Authorized Signature:
                            ----------------------------------------

            Name:
                 ---------------------------------------------------

            Name of Firm:
                       ---------------------------------------------

            Address:
            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

            Daytime Telephone Number: (        )
                                 -----------------------------------
                                 (AREA CODE)
            Dated:
            --------------------------------------------------- ,
            1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     Stockholders whose certificates for Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by the Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     TENDERING STOCKHOLDERS SHOULD USE THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY PROVIDED WITH THE OFFER TO PURCHASE. STOCKHOLDERS WILL BE ABLE TO TENDER (OR WITHDRAW) THEIR SHARES PURSUANT TO THE OFFER UNTIL 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 27, 1997 (OR SUCH LATER DATE TO WHICH THE OFFER MAY BE EXTENDED).

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificates for the Shares that were evidenced by your old certificates, but which were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the purchase of Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A stockholder who tenders by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, subject to the terms of the Share Purchase Agreement, dated as of July 25, 1997, between the Company and Purchaser.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and certain other information, on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------

PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX   ------------------------------
 FORM W-9                      AT RIGHT AND CERTIFY BY SIGNING AND DATING   Social Security Number
 DEPARTMENT OF THE TREASURY    BELOW                                        or
 INTERNAL REVENUE SERVICE                                                   ------------------------------
                                                                            Employer ID Number
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")
----------------------------------------------------------------------------------------------------------

 PART 2--CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
--------------------------------------------------------------------------------


 SIGNATURE -----------------------------------------------    DATE--------------------     PART 3--AWAITING TIN  [ ]
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Signature:                                      Date
-----------------------------------------------     ---------------------------

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                                   20th Floor
                            New York, New York 10005
                         CALL TOLL FREE: (800) 549-6650

                      The Dealer Manager for the Offer is:
                              SCHRODER & CO. INC.
                              The Equitable Center
                               787 Seventh Avenue
                         New York, New York 10019-6016
                         CALL TOLL FREE: (800) 426-7209